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                                                                    Exhibit 10.2

                                PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT is made this 2nd day of January 2001 by Michael
L. Mael (the "Employee") in favor of Focal Communication Corporation, a Delaware corporation (the "Company").

                              W I T N E S S E T H:

          WHEREAS, the Employee has delivered to the Company a Promissory Note, dated the date hereof (the "Note"), evidencing his obligation to repay a loan made by the Company to the Employee (the "Loan"); and

          WHEREAS, it is a condition to the Loan that the Employee pledge the Pledged Stock as security for his obligations under the Note;

          NOW, THEREFORE, in consideration of the premises contained herein the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, the following terms shall have the following meanings:

          "Code" means the Uniform Commercial Code from time to time in effect
           ----
     in the State of Illinois.

          "Collateral" means the Pledged Stock, together with all stock
           ----------
     certificates, securities or other property, options and rights of any nature whatsoever that may be issued or granted in respect of the Pledged Stock by the Company to the Employee while this Pledge Agreement is in effect and all Proceeds.

          "Obligations" means the unpaid principal of and interest on the Note
           -----------
     and all other obligations and liabilities of the Employee to the Company that may arise under, out of, or in connection with, the Note or this Pledge Agreement.

          "Pledge Agreement" means this Pledge Agreement, as amended,
           ----------------
     supplemented or otherwise modified from time to time.

          "Pledged Stock"  means (i) the shares of the Company's Common Stock,
           -------------
     par value $.01 per share ("Common Stock"), listed on Schedule 1 hereto and
     (ii) any shares of Common Stock hereafter acquired by the Employee, whether by a purchase, the lapse of restrictions on shares of restricted stock, the exercise of a stock option or otherwise.

          "Proceeds" means all "proceeds" as such term is defined in Section 9-
           --------
     306(1) of the Uniform Commercial Code in effect in the State of Illinois on the date hereof and shall in any event include, but shall not be limited to, all dividends or other income from
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     the Pledged Stock or other Collateral, collections thereon or distributions with respect thereto.

     2. Pledge; Grant of Security Interest. Concurrently with his execution and delivery of this Pledge Agreement, the Employee shall deliver the Pledged Stock listed on Schedule 1 hereto to the Company. From time to time hereafter, as the Employee acquires additional Pledged Stock, the Employee shall deliver such Pledged Stock to the Company and, pending such delivery, shall hold such Pledged Stock as agent for the Company, separate and apart from his other assets and properties and in trust for the benefit of the Company. The Employee hereby grants to the Company a security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, upon required prepayment or otherwise) of the Obligations.

     3. Stock Powers. Concurrently with the delivery to the Company of each certificate representing one or more shares of Pledged Stock, the Employee shall deliver an undated stock power covering such certificate, duly executed in blank by the Employee.

     4. Representations and Warranties. The Employee represents and warrants that:

          (a) the Employee is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock listed on Schedule 1 hereto, free of any and all liens or options in favor of, or claims of, any other Person, except the liens created hereunder; and

          (b) the Employee will be the record and beneficial owner of, and will have good and marketable title to, any additional Pledged Stock acquired after the date hereof, free of any and all liens or options in favor of, or claims of, any other Person except the liens created hereunder; and

          (c) the lien granted pursuant to this Pledge Agreement constitutes a valid, perfected senior lien on the Collateral.

     5. Covenants. The Employee covenants and agrees with the Company that, from and after the Closing Date until the Obligations are paid in full:

          (a) If the Employee shall, as a result of his ownership of the Pledged Stock or any other Collateral, become entitled to receive or shall receive any non-cash dividend or distribution (whether in additional shares of Common Stock, other securities or other property and whether in connection with any reclassification, increase or reduction of capital or any reorganization or otherwise), or any option or right, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock or any of the other Collateral, or otherwise in respect thereof, the Employee shall accept the same as the agent of the Company, hold the same separate and apart from his other assets and properties and in trust for the benefit of the Company, and deliver the same forthwith to the Company in the exact form received, duly endorsed by the Employee to the Company, if required, together with an undated stock power duly executed in blank by the Employee covering any certificate received by the Employee, to be held by the

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     Company, subject to the terms hereof, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Company, the Employee will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral or (ii) create, incur or permit to exist any lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the lien created by this Pledge Agreement.

          (c) At any time and from time to time upon the written request of the Company, the Employee will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Company may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and the rights and powers herein granted.

          (d) The Employee agrees to pay and hold the Company harmless from any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes that may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

     6. Voting Rights. Unless the Employee fails to pay or perform any of the Obligations of the Employee under the Note or this Pledge Agreement, the Employee shall be permitted to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate rights exercised or other action taken that, in the Company's reasonable judgment, would impair the Collateral or would be inconsistent with or result in any violation of any provision of the Note or this Pledge Agreement.

     7. Rights of the Company. (a) If the Employee fails to pay or perform any of the Obligations, all shares of the Pledged Stock shall be registered in the name of the Company or its nominee and the Company or its nominee may thereafter exercise (i) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of stockholders of the Company or otherwise and
(ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including but not limited to the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Company or upon the exercise by the Employee or the Company of any right, privilege or option pertaining to such shares of the Pledged Stock and, in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Company shall have no duty to the Employee to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) The rights of the Company hereunder shall not be conditioned or contingent upon the pursuit by the Company of any right or remedy against the Employee or against any other Person that may be or become liable in respect of all or any part of the

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Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. The Company shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in so doing, and the Company shall not be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Employee or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     8. Remedies. If the Employee fails to perform any of his Obligations and such failure is continuing, the Company may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Company, without demand of performance or other demand, presentment, protest, notice or advertisement of any kind (except any notice required by the Note or any notice required by law and hereinafter referred to) to or upon the Employee or any other Person (any and all such demands, defenses, notices and advertisements being hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Company or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Company shall have the right, upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Employee, and any such right or equity is hereby waived or released. The Company shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Company hereunder, including but not limited to reasonable attorneys' fees and disbursements of counsel to the Company, to the payment of the Obligations in whole or in part and in such order as the Company may elect, and only after such application and after the payment by the Company of any other amount required by any provision of law, including but not limited to Section 9-504(1)(c) of the Code, need the Company account for the surplus, if any, to the Employee. To the extent permitted by applicable law, the Employee waives all claims, damages and demands, other than any rights of notice and cure under the Note, he may acquire against the Company arising out of the exercise by him of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Employee shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursement of any attorneys employed by the Company to collect such deficiency.

     9. Private Sales. (a) The Employee recognizes that, in the absence of registration under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, the Company may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and

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applicable state securities laws or otherwise and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Employee acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Company shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to register such securities for public sale under the Securities Act or under applicable state securities laws.

          (b) The Employee further agrees to use his best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable requirements of law. The Employee further agrees that a breach of any of the covenants contained in this paragraph 9 will cause irreparable injury to the Company, that the Company has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 9 shall be specifically enforceable against the Employee, and the Employee hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

     10. Limitation on Duties Regarding Collateral. From and after the Closing Date, the Company's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Company deals with similar securities and property for its own account. Neither the Company nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in so doing or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Employee or otherwise.

     11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

     12. Severability. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     14. No Waiver; Cumulative Remedies. The Company shall not by any act (except by a written instrument pursuant to paragraph 15 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure on the part of the Company to exercise, or delay on the part of the Company in exercising, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further

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exercise thereof or the exercise of any other right, power or privilege. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Company would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Employee and the Company, provided that any provision of this Pledge Agreement enforceable by the Company may be waived by the Company in a letter or agreement executed by the Company. This Pledge Agreement shall be binding upon the successors and assigns of the Employee and shall inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of [Illinois].

     16. Notices. Notices may be given by the parties hereto and shall be considered effective when personally delivered or one day after delivery by reputable overnight courier, given or addressed to the parties or their permitted assigns at the following addresses or such other address as shall be given in writing by either party to the other.

          To the Company:

               Focal Communications Corporation
               200 North LaSalle Street
               Chicago, Illinois  60601
               Attention: General Counsel

          To the Employee:

               Michael L. Mael
               9 Winterset Court
               Potomac, Maryland 20854

     17. Counterparts. This Pledge Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and in making proof of this Pledge Agreement, it shall not be necessary to produce or account for more than one such counterpart.

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          IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                              /s/ Michael L. Mael
                              -----------------------------------------
                              Michael L. Mael

                              FOCAL COMMUNICATIONS CORPORATION

                              By: /s/ Robert C. Taylor, Jr.
                                 ---------------------------------------
                                  Name:  Robert C. Taylor, Jr.
                                       ---------------------------------
                                  Title: Chief Executive Officer
                                       ---------------------------------
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                                                                      SCHEDULE 1
                                                             to Pledge Agreement
                                                             -------------------

                          DESCRIPTION OF PLEDGED STOCK

                                            Stock Certificate    No. of
       Issuer            Class of Stock         Number(s)        Shares
       ------            --------------     -----------------    ------

Focal Communications      Common Stock          FC0376           150,000
       Corporation